Financial Highlights

Third Quarter 2006

November 8, 2006

Forward Looking Statements:

Except for historical information, this presentation may include forward looking statements which are subject to certain risk factors that could cause actual results to differ materially from those presented in the forward looking statements. Some of the risk factors that could affect future results are described in our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.

Basis of Preparation and Non-GAAP Measures:

Definitions and presentation. All financial information contained herein is unaudited by the Company’s independent registered public accounting firm, except for the financial data relating to the year-ended December 31, 2005, which was derived from the Company's audited financial statements. Unless otherwise noted, all data is in U.S. dollars thousands, except for per share, percentage and ratio information.

GAAP refers to generally accepted accounting principles in the United States. In presenting the Company's results, management has included and discussed certain ‘‘non-GAAP financial measures’’, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating Income (Loss) before tax (a non-GAAP financial measure): Operating income (loss) before tax is an internal performance measure used by the Company in the management of its operations and represents income (loss) before tax excluding, as applicable, net realized investment gains or losses and net foreign exchange gains or losses and other items of income and expense not attributable to its operating segments. The Company excludes net realized investment gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income (loss) before tax because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to investment and foreign exchange market conditions. The Company believes these amounts are largely independent of its underwriting and technical services decision making process and profitability and including them distorts the analysis of trends in its operations. In addition to presenting net income or loss determined in accordance with GAAP, the Company believes that showing operating income (loss) before tax enables investors, analysts, rating agencies, clients and other users of its financial information to more easily analyze the Company's results of operations in a manner similar to how management analyzes the Company's underlying business performance. Operating income (loss) before tax should not be viewed as a substitute for GAAP net income (loss).

Underwriting Income (loss) (a GAAP financial measure): Underwriting income (loss) is a measure of profitability of the Company’s underwriting segments that takes into account net premiums earned and other insurance related income as revenue and net loss and loss expenses, acquisition costs and underwriting related general and administrative expenses as expenses. Underwriting income (loss) is the difference between revenues and expense items. Underwriting income (loss) includes expenses charged by the Company’s technical services segment.

Technical Services Income (a GAAP financial measure): Technical services income is a measure of profitability of the Company’s technical services segment that takes into account technical services income and other technical services-related income as revenue, and technical services general and administrative expenses as expenses. Technical services income is the difference between revenues and expense items.

Underwriting Ratios (a GAAP financial measures): The Company uses underwriting ratios as measures of performance. The loss ratio is calculated by dividing net losses and loss expense by net premiums earned. The acquisition expense ratio is calculated by dividing acquisition expenses by net premiums earned. The general and administrative expense ratio is calculated by dividing underwriting related general and administrative expenses by net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. We believe that these financial ratios appropriately reflect the profitability of our underwriting segments. A combined ratio of less than 100% indicates an underwriting profit and over 100%, an underwriting loss.

Diluted Book Value Per Share (a non-GAAP financial measure): The Company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share.

Tangible Book Value Per Share and Diluted Tangible Book Value Per Share (non-GAAP financial measures): The Company has included tangible book value per share and diluted tangible book value per share because it believes it provides a clear measure of the value of its tangible shareholders’ equity on a per share basis. Tangible book value excludes goodwill and other intangible assets as itemized in the Company’s consolidated balance sheets. A reconciliation from tangible book value per share to book value per share is provided on page 7 of this supplement.

Discontinued operations As a result of the disposal of Environmental Strategies Consulting LLC (‘‘ESC’’), the Company’s Technical services segment now consists of the Company’s two environmental liability assumption programs. The three and nine months ended September 30, 2005 comparatives have been reclassified to conform with the presentation of ESC in discontinued operations for the three and nine months ended September 30, 2006.

SUMMARY STATEMENTS OF OPERATIONS

Three and nine months ended September 30, 2006 and 2005
(in thousands)

The summary statements of operations are presented on a classified basis in order to show the Company’s segment components of operating income (loss) before tax.

	For the three months ended September 30, 2006	For the three months ended September 30, 2005	For the nine months ended September 30, 2006	For the nine months ended September 30, 2005
UNDERWRITING SEGMENT:
Underwriting revenues
Gross premiums written	$(6,693)	$171,542	$141,075	$512,816
Premiums ceded	1,276	(55,577)	(73,633)	(126,610)
Net premiums written	(5,417)	115,965	67,442	386,206
Change in unearned premiums	54,619	(15,419)	121,733	(89,166)
Net premiums earned	49,202	100,546	189,175	297,040
Other income	1,101	823	3,013	3,200
Underwriting expenses
Net losses and loss expenses	(30,153)	(121,132)	(134,178)	(241,234)
Acquisition expenses	(8,415)	(22,998)	(32,608)	(62,718)
General and administrative expenses	(19,713)	(21,964)	(79,798)	(63,573)
Total underwriting expenses	(58,281)	(166,094)	(246,584)	(367,525)
Underwriting segments loss (1)	$(7,978)	$(64,725)	$(54,396)	$(67,285)
TECHNICAL SERVICES SEGMENT:
Technical services income
Technical services revenues	752	8,623	2,947	9,793
Other income	58	983	215	1,704
General and administrative expenses	(865)	(8,711)	(4,250)	(10,573)
Technical services segment (loss) income	$(55)	$895	$(1,088)	$924
OTHER:
Other operating revenue
Net investment income	12,821	6,991	35,350	18,403
Interest expense	(1,430)	(1,200)	(4,036)	(2,971)
Total other operating revenue	11,391	5,791	31,314	15,432
OPERATING INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAX (2)	$3,358	$(58,039)	$(24,170)	$(50,929)
Net foreign exchange losses	(257)	(311)	(1,951)	(336)
Net realized gains (losses) on investments	906	(1,168)	(14,142)	(789)
Other income and expenses (3)	(700)	(752)	(2,519)	(1,607)
NET INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAX	$3,307	$(60,270)	$(42,782)	$(53,661)
Income tax expense	—	(28)	(47)	(470)
NET INCOME (LOSS) FROM CONTINUING OPERATIONS	$3,307	$(60,298)	$(42,829)	$(54,131)
Dividends on preferred shares	—	—	(1,916)	—
NET INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO ORDINARY SHAREHOLDERS	$3,307	$(60,298)	$(44,745)	$(54,131)
DISCONTINUED OPERATIONS (2):
(Loss) income from operations of discontinued operations	(936)	1,214	(12,953)	2,933
Income on disposal of discontinued operations	704	—	704	—
NET (LOSS) INCOME FROM DISCONTINUED OPERATIONS	$(232)	$1,214	$(12,249)	$2,933
NET INCOME (LOSS) AVAILABLE TO ORDINARY SHAREHOLDERS	$3,075	$(59,084)	$(56,994)	$(51,198)

Footnotes:

1.	The Company’s underwriting segment comprises, and is an aggregation of, its Specialty Insurance run-off, Specialty Reinsurance run-off and Lloyd’s reportable segments as presented on pages 9 to 12.

2.	As a result of the disposal of ESC, the Company’s Technical services segment now consists of the Company’s two environmental liability assumption programs. The three and nine months ended September 30, 2005 comparatives have been reclassified to conform with the presentation of ESC in discontinued operations for the three and nine months ended September 30, 2006.

3.	Other income and expenses is calculated as the sum of depreciation of fixed assets and amortization of intangible assets and other income and expense not attributable to a specific reportable segment.

CONSOLIDATED BALANCE SHEETS
As of September 30, 2006 and December 31, 2005
(in thousands)

	As of September 30, 2006	As of December 31, 2005
Assets
Investments at fair market value
Available for sale investments	$789,870	$699,121
Trading investments related to deposit liabilities	37,376	38,316
Total investments at fair value	827,246	737,437
Cash and cash equivalents	46,167	178,135
Restricted cash and cash equivalents	104,268	82,843
Accrued investment income	5,378	5,404
Premiums receivable	46,580	122,558
Funds withheld by cedents	21,014	24,279
Losses and loss adjustment expenses recoverable	218,999	190,353
Other accounts receivable	—	9,495
Net receivable for investments sold	—	3,047
Deferred acquisition costs, net	13,232	33,117
Deferred reinsurance premiums	54,081	112,096
Property and equipment, net	2,769	5,034
Goodwill and other intangtible assets	8,900	24,877
Other assets	37,609	23,416
Total assets	$1,386,243	$1,552,091
Liabilities
Reserve for losses and loss expenses	$618,660	$533,983
Unearned premiums	159,622	336,550
Environmental liabilities assumed	3,501	5,911
Reinsurance balances payable	44,593	57,499
Accounts payable and accrued expenses	41,816	39,051
Net payable for investments purchased	3,606	—
Deposit liabilities	38,241	51,509
Deferred income and other liabilities	3,933	9,729
Junior subordinated debentures	61,857	61,857
Total liabilities	$975,829	$1,096,089
Redeemable preferred shares	$74,998	$71,838
Shareholders' equity
Common shares	700	699
Additional paid-in capital	582,416	581,929
Accumulated deficit	(256,004)	(199,010)
Accumulated other comprehensive income	8,304	546
Total shareholders' equity	$335,416	$384,164
Total liabilities, redeemable preferred shares and shareholders' equity	$1,386,243	$1,552,091

Total Capitalization
As of September 30, 2006 and December 31, 2005
(in thousands)

	As of September 30, 2006	As of December 31, 2005
Debt outstanding:
Revolving credit facility (1)	$—	$—
Junior subordinated debentures	61,857	61,857
Redeemable preferred shares:
Redeemable preferred shares ($0.01 par value; 25,000,000 shares authorized; 3,130,525 issued and outstanding, at September 30, 2006; 3,000,000 issued and outstanding, at December 31, 2005)	74,998	71,838
Shareholders' equity:
Common shares ($0.01 par value; 200,000,000 common shares authorized, 69,981,925 issued and outstanding at September 30, 2006 and 69,946,861 issued and outstanding at December 31, 2005) (2)	700	699
Additional paid-in capital	582,416	581,929
Accumulated deficit	(256,004)	(199,010)
Accumulated other comprehensive income	8,304	546
Total shareholders' equity	$335,416	$384,164
Total capitalization	$472,271	$517,859
Total debt to total capital ratio (3)	29%	26%

Footnotes:

1.	Consisted of a $250 million secured letter of credit and revolving credit facility dated July 11, 2005. The total commitment of $250 million was reduced to $225 million in the nine months ended September 30, 2006. As of September 30, 2006, $198.4 million of letters of credit were outstanding under this facility. No revolving credit borrowings or amounts drawn under the letters of credit were outstanding as of September 30, 2006.

2.	This table does not give effect to warrants and options outstanding for 4,011,037 and 5,945,007 common shares at September 30, 2006 and December 31, 2005.

3.	The debt to total capital ratio is calculated as the sum of the revolving credit facility, junior subordinated debentures and redeemable preferred shares, or Total Debt, divided by the sum of Total Debt and Total Shareholders’ Equity, or Total Capitalization.

Summarized Cash Flow Statement
Nine months ended September 30, 2006 and 2005
(in thousands)

	Nine months ended September 30, 2006	Nine months ended September 30, 2005
Net cash (used in) provided by continuing operating activities	$(60,846)	$204,980
Net cash provided by discontinued operations	6,989	946
Net cash (used in) provided by operating activities	(53,857)	205,926
Net cash used in investing activities	(79,355)	(159,061)
Net cash provided by financing activities (1)	1,244	19,591
(Decrease) increase in cash and cash equivalents:	(131,968)	66,456
Cash at beginning of the period	178,135	32,775
Cash at end of the period	$46,167	$99,231

Footnotes:

1.	Net cash flows from the over-allotment of our preferred share offering in January 2006 were as follows: proceeds from issuance of preferred shares, net of underwriters’ discounts of $0.1 million, were $3.2 million. Offsetting this, in March 2006 we paid $1.9 million dividend on our preferred shares.

Per Share Data
Three and nine months ended September 30, 2006 and 2005
(in thousands, except per share amounts)

	For the three months ended September 30, 2006	For the three months ended September 30, 2005	For the nine months ended September 30, 2006	For the nine months ended September 30, 2005
EARNINGS (LOSS) PER SHARE
Net income (loss) from continuing operations available to ordinary shareholders	$3,307	$(60,298)	$(44,745)	$(54,131)
Discontinued operations:
(Loss) income from operations of discontinued operations	(936)	1,214	(12,953)	2,933
Income on disposal of discontinued operations	704	—	704	—
Net (loss) income from discontinued operations	$(232)	$1,214	$(12,249)	$2,933
Net income (loss) available to ordinary shareholders	$3,075	$(59,084)	$(56,994)	$(51,198)
Weighted average common share and common share equivalents, outstanding during the period
Basic	69,981,925	56,810,020	69,970,237	56,804,119
Diluted (1) (3)	69,984,614	56,810,020	69,970,237	56,804,119
Basic income (loss) from continuing operations per share	$0.04	$(1.06)	$(0.64)	$(0.95)
Basic (loss) income from discontinued operations per share	$(0.01)	$0.02	$(0.18)	$0.05
Basic income from disposal of discontinued operations per share	$0.01	—	$0.01	—
Basic income (loss) per share	$0.04	$(1.04)	$(0.81)	$(0.90)
Diluted income (loss) from continuing operations per share	$0.04	$(1.06)	$(0.64)	$(0.95)
Diluted (loss) income from discontinued operations per share	$(0.01)	$0.02	$(0.18)	$0.05
Diluted income from disposal of discontinued operations per share	$0.01	—	$0.01	—
Diluted loss per share (1)	$0.04	$(1.04)	$(0.81)	$(0.90)
BOOK VALUE PER SHARE
Total shareholders' equity	$335,416	$372,200	$335,416	$372,200
Common share and common share equivalents outstanding at the end of the period:
Basic	69,981,925	56,810,020	69,970,237	56,804,119
Diluted (2) (3)	69,981,925	56,810,020	69,970,237	56,804,119
Basic book value per share	$4.79	$6.55	$4.79	$6.55
Diluted book value per share (2)	$4.79	$6.55	$4.79	$6.55
TANGIBLE BOOK VALUE PER SHARE
Total shareholders' equity	$335,416	$372,200	$335,416	$372,200
Goodwill and other intangible assets	8,900	20,062	8,900	20,062
Total shareholders' equity adjusted to exclude goodwill and other intangible assets	$326,516	$352,138	$326,516	$352,138
Basic tangible book value per share	$4.67	$6.20	$4.67	$6.20
Diluted tangible book value per share (2)	$4.67	$6.20	$4.67	$6.20

Footnote:

1.	Due to a net loss for the nine months ended September 30, 2006 and for the three and nine months ended September 30, 2005 the assumed net exercise of options and warrants under the treasury stock method has been excluded, as the effect would have been anti-dilutive.

2.	The assumed net exercise of options and warrants under the treasury stock method has been included in the calculation of diluted book value and diluted tangible book value per share.

3.	As of September 30, 2006 and 2005, all outstanding options had an exercise price above the closing market share price, therefore the outstanding options have not been included in the calculation of the diluted number of shares for the calculation of diluted book value and diluted tangible book value per share.

Segment Results
Three months ended September 30, 2006
(in thousands)

During the three months ended September 30, 2006, the Company changed the composition of its reportable segments and renamed its specialty insurance segment and specialty reinsurance segment to specialty insurance run-off segment and specialty reinsurance run-off segment. The Company has changed its Lloyd's operating segment, which was previously aggregated with its specialty insurance run-off reportable segment, to be a reportable segment, given it was no longer appropriate to aggregate Lloyd’s and specialty insurance run-off operating segments given their different economic characteristics.

	Specialty Insurance run-off	Specialty Reinsurance run-off	Lloyd's	Underwriting Total	Technical Services	Consolidated
Direct insurance	$(9,877)	$—	$22,063	$12,186	$—	$12,186
Reinsurance assumed	(68)	(18,811)	—	(18,879)	—	(18,879)
Total gross premiums written	(9,945)	(18,811)	22,063	(6,693)	—	(6,693)
Premiums ceded	665	10,243	(9,632)	1,276	—	1,276
Net premiums written	$(9,280)	$(8,568)	$12,431	$(5,417)	$—	$(5,417)
Net premiums earned	$25,172	$8,565	$15,465	$49,202	$—	$49,202
Technical services revenues	—	—	—	—	752	752
Other income	272	829	—	1,101	58	1,159
Net losses and loss expenses	(13,660)	(4,641)	(11,852)	(30,153)	—	(30,153)
Acquisition expenses	(3,583)	(1,708)	(3,124)	(8,415)	—	(8,415)
General and administrative expenses	(9,462)	(3,363)	(6,888)	(19,713)	(865)	(20,578)
Segment loss	$(1,261)	$(318)	$(6,399)	$(7,978)	$(55)	$(8,033)
Depreciation of fixed assets and amortization of intangibles						(715)
Interest expense						(1,430)
Net investment income						12,821
Net realized gains on investments						906
Other income						15
Net foreign exchange losses						(257)
Net income from continuing operations before income tax						$3,307
Loss ratio	54.3%	54.2%	76.6%	61.3%
Acquisition expense ratio	14.2%	19.9%	20.2%	17.1%
General and administrative expense ratio	37.6%	39.3%	44.5%	40.1%
Combined ratio	106.1%	113.4%	141.3%	118.5%

Segment Results
Three months ended September 30, 2005
(in thousands)

	Specialty Insurance run-off	Specialty Reinsurance run-off	Lloyd's	Underwriting Total	Technical Services	Consolidated
Direct insurance	$78,103	$—	$12,527	$90,630	$—	$90,630
Reinsurance assumed	6,718	74,194	—	80,912	—	80,912
Total gross premiums written	84,821	74,194	12,527	171,542	—	171,542
Premiums ceded	(30,923)	(20,319)	(4,335)	(55,577)	—	(55,577)
Net premiums written	$53,898	$53,875	$8,192	$115,965	$—	$115,965
Net premiums earned	$40,515	$49,512	$10,519	$100,546	$—	$100,546
Technical services revenues	—	—	—	—	8,623	8,623
Other income	(42)	865	—	823	983	1,806
Net losses and loss expenses	(28,993)	(85,582)	(6,557)	(121,132)	—	(121,132)
Acquisition expenses	(7,654)	(13,718)	(1,626)	(22,998)	—	(22,998)
General and administrative expenses	(10,968)	(6,229)	(4,767)	(21,964)	(8,711)	(30,675)
Segment (loss) income	$(7,142)	$(55,152)	$(2,431)	$(64,725)	$895	$(63,830)
Depreciation of fixed assets and amortization of intangibles						(839)
Interest expense						(1,200)
Net investment income						6,991
Net realized losses on investments						(1,168)
Other income						87
Net foreign exchange losses						(311)
Net loss from continuing operations before income tax						$(60,270)
Loss ratio	71.6%	172.9%	62.3%	120.5%
Acquisition expense ratio	18.9%	27.7%	15.5%	22.9%
General and administrative expense ratio	27.1%	12.6%	45.3%	21.8%
Combined ratio	117.5%	213.1%	123.1%	165.2%

Segment Results
Nine months ended September 30, 2006
(in thousands)

	Specialty Insurance run-off	Specialty Reinsurance run-off	Lloyd's	Underwriting Total	Technical Services	Consolidated
Direct insurance	$61,386	$—	$64,608	$125,994	$—	$125,994
Reinsurance assumed	11,818	3,263	—	15,081	—	15,081
Total gross premiums written	73,204	3,263	64,608	141,075	—	141,075
Premiums ceded	(38,396)	(13,650)	(21,587)	(73,633)	—	(73,633)
Net premiums written	$34,808	$(10,387)	$43,021	$67,442	$—	$67,442
Net premiums earned	$101,688	$39,317	$48,170	$189,175	$—	$189,175
Technical services revenues	—	—	—	—	2,947	2,947
Other income	502	2,511	—	3,013	215	3,228
Net losses and loss expenses	(63,632)	(32,768)	(37,778)	(134,178)	—	(134,178)
Acquisition expenses	(14,156)	(9,552)	(8,900)	(32,608)	—	(32,608)
General and administrative expenses	(43,906)	(14,441)	(21,451)	(79,798)	(4,250)	(84,048)
Segment loss	$(19,504)	$(14,933)	$(19,959)	$(54,396)	$(1,088)	$(55,484)
Depreciation of fixed assets and amortization of intangibles						(1,983)
Interest expense						(4,036)
Net investment income						35,350
Net realized losses on investments						(14,142)
Other loss						(536)
Net foreign exchange losses						(1,951)
Net loss from continuing operations before income tax						$(42,782)
Loss ratio	62.6%	83.3%	78.4%	70.9%
Acquisition expense ratio	13.9%	24.3%	18.5%	17.2%
General and administrative expense ratio	43.2%	36.7%	44.5%	42.2%
Combined ratio	119.7%	144.4%	141.4%	130.3%

Segment Results
Nine months ended September 30, 2005
(in thousands)

	Specialty Insurance run-off	Specialty Reinsurance run-off	Lloyd's	Underwriting Total	Technical Services	Consolidated
Direct insurance	$226,270	—	$53,486	$279,756	—	$279,756
Reinsurance assumed	19,303	213,757	—	233,060	—	233,060
Total gross premiums written	245,573	213,757	53,486	512,816	—	512,816
Premiums ceded	(83,273)	(31,666)	(11,671)	(126,610)	—	(126,610)
Net premiums written	$162,300	$182,091	$41,815	$386,206	—	$386,206
Net premiums earned	$119,350	$156,014	$21,676	$297,040	—	$297,040
Technical services revenues	—	—	—	—	9,793	9,793
Other income	787	2,413	—	3,200	1,704	4,904
Net losses and loss expenses	(79,620)	(149,034)	(12,580)	(241,234)	—	(241,234)
Direct technical services costs	—	—	—	—		—
Acquisition expenses	(20,312)	(39,505)	(2,901)	(62,718)	—	(62,718)
General and administrative expenses	(32,407)	(17,527)	(13,639)	(63,573)	(10,573)	(74,146)
Segment (loss) income	$(12,202)	$(47,639)	$(7,444)	$(67,285)	$924	$(66,361)
Depreciation of fixed assets and amortization of intangibles						(2,159)
Interest expense						(2,971)
Net investment income						18,403
Net realized losses on investments						(789)
Other income						552
Net foreign exchange losses						(336)
Net loss from continuing operations before income tax						$(53,661)
Loss ratio	66.7%	95.5%	58.0%	81.2%
Acquisition expense ratio	17.0%	25.3%	13.4%	21.1%
General and administrative expense ratio	27.2%	11.2%	62.9%	21.4%
Combined ratio	110.9%	132.0%	134.3%	123.7%

Net Earned Premiums by Product Line
Three months ended September 30, 2006 and 2005
(in thousands)

	Three months ended September 30, 2006	Three months ended September 30, 2005	Nine months ended September 30, 2006	Nine months ended September 30, 2005
	Net Earned Premiums	Net Earned Premiums	Net Earned Premiums	Net Earned Premiums
Specialty Insurance run-off:
Technical risk property − HBW	$15,057	$24,076	$61,585	$70,852
Technical risk property − other	3,432	770	8,175	2,584
Professional liability	2,976	8,859	16,935	28,367
Environmental liability	1,996	2,436	7,288	6,755
Surety	1,336	2,145	6,030	3,800
Fidelity and crime	143	1,468	1,396	5,152
Structured insurance	119	263	661	773
Trade credit and political risk	113	498	(382)	1,067
Total specialty insurance run-off	$25,172	$40,515	$101,688	$119,350
Specialty Reinsurance run-off:
Casualty	$7,624	$28,118	$30,894	$85,225
Marine, technical risk and aviation	758	7,749	9,528	17,678
Property	183	13,645	(1,105)	53,111
Total specialty reinsurance run-off	$8,565	$49,512	$39,317	$156,014
Lloyd's:
Professional liability	$14,301	$10,519	$45,900	$21,676
Other	1,164	—	2,270	—
Total Lloyd's	$15,465	$10,519	$48,170	$21,676
Total	$49,202	$100,546	$189,175	$297,040

Analysis of Unpaid Losses and Loss Expenses
As of September 30, 2006 and December 31, 2005
(in thousands)

	As of September 30, 2006			As of December 31, 2005
	Gross Loss Reserves	Ceded Loss Reserves (1)	Net Loss Reserves	Gross Loss Reserves	Ceded Loss Reserves (1)	Net Loss Reserves
Specialty Insurance:
Technical risk property – HBW	$191,900	$(71,821)	$120,079	$136,124	$(47,360)	$88,764
Technical risk property	35,959	(30,751)	5,208	46,236	(39,273)	6,963
Professional liability	59,462	(14,768)	44,694	45,177	(9,831)	35,346
Environmental liability	21,850	(7,818)	14,032	21,789	(9,811)	11,978
Fidelity and crime	3,855	(1,801)	2,054	4,912	(1,785)	3,127
Other	1,800	—	1,800	1,512	—	1,512
Surety	825	—	825	912	—	912
Trade credit and political risk	604	—	604	610	—	610
	$316,255	$(126,959)	$189,296	$257,272	$(108,060)	$149,212
Specialty Reinsurance:
Marine, technical risk and aviation	$87,466	$(43,234)	$44,232	$99,087	$(41,118)	$57,969
Casualty	77,869	0	77,869	65,319	0	65,319
Property	53,249	(28,685)	24,564	79,998	(33,275)	46,723
	$218,584	$(71,919)	$146,665	$244,404	$(74,393)	$170,011
Lloyd's:
Professional liability	$82,559	$(19,830)	$62,729	$32,307	$(7,900)	$24,407
Other	1,262	(291)	971	0	0	0
	$83,821	$(20,121)	$63,700	$32,307	$(7,900)	$24,407
Total	$618,660	$(218,999)	$399,661	$533,983	$(190,353)	$343,630
Specialty Insurance:
Case reserve	$39,384	$(25,593)	$13,791	$49,851	$(32,697)	$17,154
IBNR	276,871	(101,366)	175,505	207,421	(75,363)	132,058
Total	$316,255	$(126,959)	$189,296	$257,272	$(108,060)	$149,212
Specialty Reinsurance:
Case reserve	$101,747	$(40,161)	$61,586	$125,334	$(55,240)	$70,094
IBNR	116,837	(31,758)	85,079	119,070	(19,153)	99,917
Total	$218,584	$(71,919)	$146,665	$244,404	$(74,393)	$170,011
Lloyd's:
Case reserve	$8,187	$(1,350)	$6,837	$808	$(1,350)	$(542)
IBNR	75,634	(18,771)	56,863	31,499	(6,550)	24,949
Total	$83,821	$(20,121)	$63,700	$32,307	$(7,900)	$24,407
Total:
Case reserve	$149,318	$(67,104)	$82,214	$175,993	$(89,287)	$86,706
IBNR	469,342	(151,895)	317,447	357,990	(101,066)	256,924
Total	$618,660	$(218,999)	$399,661	$533,983	$(190,353)	$343,630

Footnote:

1.	Failure of the Company’s reinsurers to honor their obligations could result in credit losses.

Gross loss reserves as of September 30, 2006 and December 31, 2005
(in million)

Footnotes:

1. ‘‘Other’’ includes Trade Credit, Fidelity, Surety and other Specialty Insurance Run-off product lines.

Losses and loss adjustment expenses recoverable
As of September 30, 2006

Reinsurers	A.M. Best Rating(1)	Amount Recoverable as of September 30, 2006 (in $ million)
Everest Reinsurance Ltd.	A+	$56.4
Arch Reinsurance Ltd.	A−	27.2
Various Lloyd's syndicates	A	26.8
Glacier Reinsurance AG	A−	10.8
Allianz Marine & Aviation Versicherungs AG	A−	10.7
The TOA Reinsurance Company, Ltd. (Tokyo)	A	10.6
Aspen Insurance Ltd.	A	9.4
Odyssey America Reinsurance Corporation	A	8.7
Max Re Ltd.	A−	8.3
Transatlantic Reinsurance Company	A+	8.2
XL Capital Ltd.	A+	7.8
PXRE Reinsurance Limited	NR	6.0
Other reinsurers rated A− or better	A−	23.5
All Other Reinsurers	Various	4.6
Total		$219.0

Footnotes:

1.	A.M. Best Ratings as of September 30, 2006.

Composition of Investments at September 30, 2006

Footnotes:

1.	Ratings as assigned by Standard & Poor’s Corporation.

Estimated 2005 Hurricane Catastrophes Losses and Loss Expenses Incurred
As of September 30, 2006 and December 31, 2005
(in thousands)

	Cumulative as of September 30, 2006			Cumulative as of December 31, 2005
	Gross Losses and Loss Expenses	Ceded Losses and Loss Expenses	Net Losses and Loss Expenses	Gross Losses and Loss Expenses	Ceded Losses and Loss Expenses	Net Losses and Loss Expenses
Specialty Insurance:
Technical risk property	$44,357	$(33,152)	$11,205	$52,245	$(41,029)	$11,216
Fidelity and crime	418	(209)	209	450	(225)	225
	44,775	(33,361)	11,414	52,695	(41,254)	11,441
Specialty Reinsurance:
Marine, technical risk and aviation	71,011	(29,042)	41,969	68,986	(28,861)	40,125
Property	85,340	(50,304)	35,036	77,426	(45,653)	31,773
	156,351	(79,346)	77,005	146,412	(74,514)	71,898
Total losses and loss expenses incurred	$201,126	$(112,707)	$88,419	$199,107	$(115,768)	$83,339
Losses and Loss Expenses by Event
Katrina and Rita	$168,118	$(90,425)	$77,693	$169,803	$(97,668)	$72,135
Wilma	33,008	(22,282)	10,726	29,304	(18,100)	11,204
	201,126	(112,707)	88,419	199,107	(115,768)	83,339
Reinstatement premiums
Katrina and Rita	(10,122)	12,848	2,726	(8,833)	13,367	4,534
Wilma	(1,060)	462	(598)	(979)	502	(477)
	(11,182)	13,310	2,128	(9,812)	13,869	4,057
Net cost of 2005 Hurricanes	$189,944	$(99,397)	$90,547	$189,295	$(101,899)	$87,396

Footnote:

1.	The above analysis includes losses incurred from hurricanes Katrina, Rita and Wilma in 2005 only and does not include development on losses incurred from the 2004 hurricanes.